QUARTERLY REPORT

AUGUST 31, 1999



FUND LOGO



Mercury
Gold and
Mining
Fund

OF MERCURY ASSET
MANAGEMENT FUNDS, INC.




OFFICERS AND DIRECTORS


Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
   Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Robert E. Putney, III, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in stocks of gold mining companies, and to a lesser extent of companies engaged in other mining activities located throughout the world. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Gold and Mining Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.



Mercury Gold and Mining Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERCURY MASTER GOLD AND MINING
PORTFOLIO


BREAKDOWN OF STOCKS BY SECTOR

As a Percentage of Net Assets as of August 31, 1999

A pie chart depicting portfolio composition according to sector for the quarter ended August 31, 1999

Gold        76.5%
Platinum    11.6%
Other        5.1%
Silver       3.4%
Cash         2.6%
Diamonds     0.8%


GEOGRAPHIC ASSET MIX

As a Percentage of Net Assets as of August 31, 1999

                                               FTGold     Mercury Gold and
                                           Mines Index++  Mining Portfolio

Australasia                                    12.8%            16.9%
North America                                  57.0             39.7
Latin America                                   2.9              7.0
South Africa                                   25.8             27.6
Africa                                          1.5              6.2
Cash                                            --               2.6

Total                                         100.0%           100.0%

[FN]
++An unmanaged geographically diversified Index of leading gold mining companies.


August 31, 1999
Mercury Gold and Mining Fund



DEAR SHAREHOLDER


For the three months ended August 31, 1999, Mercury Gold and Mining Fund's Class I, Class A, Class B and Class C Shares had total returns of +4.36%, +4.27%, +4.08% and +4.08%, respectively. The
Fund's benchmark unmanaged Financial Times Gold Mines Index had a total return of +8.03% over the same three-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Investment Review
At the start of the August quarter, the gold price was US$265 per ounce, and by August 31, 1999 the price declined to US$255 per ounce. During the period, the gold price traded in a narrow range, but reached a new 20-year low of US$252.10 per ounce on August 25, 1999.

Throughout the August quarter, commodity prices generally remained firm. Base metal prices continued to be strong in what is usually a seasonally weak period for prices. This strength is supportive of the growing consensus that metal prices are set to enjoy a sustained cyclical recovery.

The most notable event in the gold market took place on July 6, 1999, when the Bank of England (BoE) auctioned 25 tonnes of gold. The auction was the first in a series planned by the BoE to reduce the UK's gold holdings by around 300 tonnes over the next 18 months. Despite being several times oversubscribed, the gold price fell back sharply after the auction. The BoE auctions are set to take place every two months, with the next auction scheduled for September 21, 1999.

During the August quarter, it became apparent that the likelihood of gold sales by the International Monetary Fund (IMF) was significantly reduced. The IMF announced early in 1999 that it planned to sell 10 million ounces of gold to help fund debt relief for poorer nations. The news resulted in a fall in the gold price. Opposition ironically came from many of the countries set to benefit from the relief fund, since these countries have significant gold industries. This pressure caused the IMF to rethink its plan, and the IMF is currently considering other ways that would avoid gold sales directly on market.

The World Gold Council (WGC) reported continuing strength in demand for gold. Gold demand rose by 16% year over year in the second quarter of 1999, thereby setting a new all-time high for any three-month period. Gold demand for the first half of the year rose to a new record level of 1,598 tonnes, 35% higher than the first half of last year. The WGC estimates that gold demand in Southeast Asia is back to more than 90% of the levels seen before the Asian crisis. However, Gold Field Mineral Services highlighted in a recent report on demand trends that gold supply had also risen, reflecting a record amount of gold hedged by mining companies in the first half of the year. This report offset the good news from the WGC to some extent.


August 31, 1999
Mercury Gold and Mining Fund


Another important event during the August quarter was the surge in corporate activity in the mining sector. Alcan Aluminium Ltd., the major Canadian aluminium producer, announced an agreed three-way merger with Pechiney SA and Alusuisse, leading aluminium companies based in France and Switzerland, respectively. On paper, the new company will be the world's largest aluminium enterprise and significant cost savings and synergy benefits are expected. Within hours of the Alcan news, Alcoa Inc., the world's largest aluminium company, announced a hostile takeover offer for Reynolds Metals, the world's third-largest aluminium company. Again, significant cost savings are expected from this merger.

No sooner had the market begun to digest the shake-up in the global aluminium industry when Phelps Dodge Corporation, one of the world's leading copper companies, announced hostile bids for Cyprus Amax Mineral Company and Asarco Inc., two of Phelps Dodge's rivals in the United States. Finally, at the end of August, Delta Gold NL announced that it was making a take-over bid for fellow Australian gold producer Acacia Resources Limited. Again the rationale was synergy benefits and cost reductions. In our view, the major rationalization underway in the mining sector is very positive for investors. Mining company managements seem at last to be embracing the concept of shareholder value and focusing corporate strategies on shareholder returns.

The Portfolio benefited from this corporate action given that it has combined net assets of 5.8% in Delta and Acacia. We also established a position in Cyprus Amax on the news of the bid by Phelps Dodge.

Other significant news was the announcement of annual results by Impala Platinum Holdings Limited. The Portfolio has a 12% weighting in platinum and palladium shares, and Impala has been the cornerstone of this exposure. Impala announced that earnings for year-to-date June 1999 rose by 131% and that the dividend was increased by 151%. The increase was a result of higher platinum group metal prices and a weaker South African rand. Impala's chief executive officer was very upbeat about future earnings prospects, based on his optimistic view of the platinum market over the next few years. We look to maintain the Portfolio's exposure in this exciting area of the metals markets.

Portfolio Activity
Prior to the BoE auction on July 6, 1999, we increased our gold share weighting from around 60% of net assets to 70%. We took the view that the BoE news was fully discounted in the price of gold and gold mining shares. We had earlier cut our gold share exposure back significantly in response to the BoE's announcement to auction some of its gold. We subsequently raised the Portfolio's gold exposure further to 76.5% of net assets by August 31, 1999.


August 31, 1999
Mercury Gold and Mining Fund


In terms of specific stocks, there was a sharp drop in the share price of Stillwater Mining Company, the world's only pure palladium company, after the announcement of a profit warning from operational problems associated with an expansion program. Stillwater's shares fell by a third on the news, and we took advantage of this opportunity to significantly increase our position.

Investment Outlook
During the August quarter, gold lease rates rose significantly. Lease rates, which are now over 3% on a one-year basis, are currently at their highest level in four years. Higher lease rates indicate that the physical gold market is experiencing tightness, which could well lead to a price rise. The last time that lease rates were so high in late 1995, gold spiked upward by about 10%. We believe there may be a real chance a similar spike could happen again. Higher lease rates are stemming from, in part, central banks asking for the return of gold that has been lent to the market. Central banks possibly want the gold in their vaults over the year-end given Year 2000 issues.

What is important is that if lease rates stay at these levels or trend higher, there will be increasing pressure on gold borrowers to cover their positions because of the increasing costs of borrowing the gold. In order to do this, they will need to buy gold. We will carefully monitor the level of lease rates given that it is such a useful window into the dynamics of the gold market.

Another supportive factor for gold is the positive outlook for base metal prices. We believe the bottom has been seen in metal prices for the cycle. A typical cycle would see metal prices double from trough to peak. If history were any guide, we would therefore expect a strong period for metal prices lasting for about two years. It may sound like a big move in prices, but bear in mind that oil has already roughly doubled this year. Such a move in metal prices has very positive ramifications for mining company earnings and share prices. While such a development is not absolutely certain, it would be very unusual for gold to move in the opposite direction relative to other metal prices for long. In our view, strong metal prices should be good for gold, but gold mining equities are not discounting this because the BoE news damaged sentiment so significantly.

With gold close to a 20-year low, we believe that this represents a buying opportunity. At the current price of US$255 per ounce, over a third of total world gold production is making a cash loss, and most companies are losing money on an accounting basis taking into consideration depreciation. We expect that there will be a major consolidation in the gold industry, which is likely to be accompanied by further announcements about gold mine closures. This is exactly what is already taking place in the copper and aluminium industries, which has led to higher share prices. We think that Delta Gold's recent bid for Acacia is just the start of the same process in the gold industry, which we expect to be equally good for gold mining company share prices.


August 31, 1999
Mercury Gold and Mining Fund


In Conclusion
The tightness in the gold market stemming from higher lease rates is an encouraging sign. Combined with a record level of gold demand and the likelihood that the IMF will not sell any gold at the present time, the prospects for the gold price look more encouraging. However, sentiment is still fragile, and the market is vulnerable to any negative surprises. Nevertheless, even a small improvement in the gold price from these current low levels would be expected to translate to substantial gains in gold mining equity shares.

We thank you for your investment in Mercury Gold and Mining Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)               (Trevor Steel)
Jeffrey Peek                  Trevor Steel
President                     Portfolio Manager



September 20, 1999


FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.


August 31, 1999
Mercury Gold and Mining Fund



FUND PERFORMANCE DATA (CONCLUDED)


CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



RECENT PERFORMANCE RESULTS*

                                              3 Month     Since Inception
As of August 31, 1999                       Total Return    Total Return

Class I                                       + 4.36%          + 5.30%
Class A                                       + 4.27           + 5.10
Class B                                       + 4.08           + 4.70
Class C                                       + 4.08           + 4.70

[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/26/99.


AGGREGATE TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (2/26/99)
through 6/30/99                           + 5.20%        - 0.32%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (2/26/99)
through 6/30/99                           + 4.80%        + 0.80%

[FN]
 *Maximum contingent deferred sales charge
  is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**
Inception (2/26/99)
through 6/30/99                           + 5.10%        - 0.42%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (2/26/99)
through 6/30/99                           + 4.80%        + 3.80%

[FN]
 *Maximum contingent deferred sales charge
  is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


August 31, 1999
Mercury Gold and Mining Fund



SCHEDULE OF INVESTMENTS

MERCURY MASTER GOLD AND MINING PORTFOLIO
                                                                                   In US Dollars
                   Shares                                                                           Percent of
Industry            Held             Investments                         Cost            Value      Net Assets
AFRICA

Ghana
Gold Mines        77,000      Ashanti Goldfields Company
                              Ltd. (GDR)**                            $    666,264   $    500,500       2.9%

                              Total Investments in Ghana                   666,264        500,500       2.9
Mali
Gold Mines        22,500      Randgold Resources Limited
                              (GDR)**                                       97,779         76,500       0.4
                 145,000      Randgold Resources Limited
                              (GDR)**                                      649,430        493,000       2.9

                              Total Investments in Mali                    747,209        569,500       3.3
South Africa
Gold Mines        17,700      AngloGold Limited                            755,650        887,984       5.2
                 450,000      Avgold Limited                               218,167        236,862       1.4
                 292,000      Gold Fields Limited                        1,038,004      1,008,636       5.9
                 131,900      Harmony Gold Mining
                              Company Limited                              619,254        542,397       3.2
                 138,700      Western Areas Limited                        402,436        387,844       2.3
                                                         -----------------------------------------------------
                                                                         3,033,511      3,063,723      18.0

Metals/           24,370      Anglo American Platinum
Non-Ferrous                   Corporation Limited                          404,497        554,784       3.2
                 136,485      Gencor Limited                               315,904        442,266       2.6
                  20,300      Impala Platinum Holdings
                              Limited                                      358,201        651,123       3.8
                                                         -----------------------------------------------------
                                                                         1,078,602      1,648,173       9.6

                              Total Investments in
                              South Africa                               4,112,113      4,711,896      27.6

                              Total Investments in Africa                5,525,586      5,781,896      33.8

LATIN AMERICA

Mexico
Metals/          220,300      Industrias Penoles SA                        643,129        571,078       3.3
Non-Ferrous

                              Total Investments in Mexico                  643,129        571,078       3.3

Peru
Gold Mines        40,900      Compania de Minas
                              Buenaventura SA (ADR)*                       585,362        628,838       3.7

                              Total Investments in Peru                    585,362        628,838       3.7

                              Total Investments in
                              Latin America                              1,228,491      1,199,916       7.0




August 31, 1999
Mercury Gold and Mining Fund



SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                   In US Dollars
                   Shares                                                                            Percent of
Industry            Held             Investments                         Cost            Value       Net Assets
NORTH AMERICA

Canada
Gold Mines        85,000      Agnico-Eagle Mines Limited              $    476,955   $    512,735       3.0%
                  30,000      Barrick Gold Corporation                     591,638        581,250       3.4
                  42,800      Euro-Nevada Mining
                              Corporation                                  562,736        514,920       3.0
                  93,000      Goldcorp Inc. 'A'                            476,362        461,260       2.7
                 272,340      IAMGOLD, International
                              African Mining Gold
                              Corporation                                  664,352        611,487       3.6
                 150,000      Kinross Gold Corporation                     246,067        321,716       1.9
                  65,400      Meridian Gold Inc.                           372,285        344,095       2.0
                  54,000      Placer Dome Inc.                             598,270        560,250       3.3
                                                         -----------------------------------------------------
                                                                         3,988,665      3,907,713      22.9

Metals/           27,000      Franco-Nevada Mining Corp.
Non-Ferrous                   Ltd.                                         416,054        425,268       2.5

Miscella-         22,500      Aber Resources Ltd.                          139,917        139,494       0.8
neous            254,400      Asia Pacific Resources Ltd.                  541,039        414,338       2.4
Materials &                                              -----------------------------------------------------
Commodities                                                                680,956        553,832       3.2

                              Total Investments in Canada                5,085,675      4,886,813      28.6

United States
Gold Mines       108,900      Battle Mountain Gold
                              Company                                      257,816        190,575       1.1
                  29,000      Newmont Mining
                              Corporation                                  534,287        592,687       3.5
                                                         -----------------------------------------------------
                                                                           792,103        783,262       4.6

Metals/           35,000      Cyprus Amax Minerals
Non-Ferrous                   Company                                      568,852        592,812       3.5
                  23,400      Stillwater Mining Company                    631,333        516,262       3.0
                                                         -----------------------------------------------------
                                                                         1,200,185      1,109,074       6.5

                              Total Investments in the
                              United States                              1,992,288      1,892,336      11.1

                              Total Investments in
                              North America                              7,077,963      6,779,149      39.7



August 31, 1999
Mercury Gold and Mining Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                   In US Dollars
                   Shares                                                                            Percent of
Industry            Held             Investments                         Cost            Value       Net Assets
PACIFIC BASIN/ASIA

Australia
Gold             483,000      Acacia Resources Limited                $    605,945   $    573,166       3.4%
Mines            287,900      Delta Gold NL                                423,876        405,566       2.4
                 155,954      Goldfields Limited                            98,677        108,454       0.6
               1,252,700      Normandy Mining Limited                    1,015,623        895,129       5.2
                  40,000      Sons of Gwalia Limited                       103,934         99,528       0.6

                              Total Investments in
                              Australia                                  2,248,055      2,081,843      12.2
Papua New Guinea
Gold
Mines          1,000,000      Lihir Gold Limited                           799,462        797,500       4.7

                              Total Investments in Papua
                              New Guinea                                   799,462        797,500       4.7

                              Total Investments in the

                              Pacific Basin/Asia                         3,047,517      2,879,343      16.9

                  Face             Short-Term
                 Amount            Securities

Commer-       US$348,000      General Motors
cial                          Acceptance Corp.,
Paper***                      5.56% due 9/01/1999                          348,000        348,000       2.0

                              Total Investments in
                              Short-Term Securities                        348,000        348,000       2.0

                              Total Investments                       $ 17,227,557     16,988,304      99.4
                                                                      ============
                              Other Assets Less
                              Liabilities                                                  96,054       0.6
                                                                                     -------------------------
                              Net Assets                                             $ 17,084,358     100.0%
                                                                                     =========================



  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.


August 31, 1999
Mercury Gold and Mining Fund



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF AUGUST 31, 1999


                                                        Percent of
Ten Largest Holdings                                    Net Assets

Gold Fields Limited                                        5.9%
Normandy Mining Limited                                    5.2
AngloGold Limited                                          5.2
Lihir Gold Limited                                         4.7
Impala Platinum Holdings Limited                           3.8
Compania de Minas
Buenaventura SA (ADR)                                      3.7
IAMGOLD, International African
Mining Gold Corporation                                    3.6
Cyprus Amax Minerals Company                               3.5
Newmont Mining Corporation                                 3.5
Barrick Gold Corporation                                   3.4


PORTFOLIO CHANGES FOR THE QUARTER
ENDED AUGUST 31, 1999

Additions

*Anglovaal Mining Limited
 Battle Mountain Gold Company
 Cyprus Amax Minerals Company
 Gold Fields Limited
 Kinross Gold Corporation
 Sons of Gwalia Limited

[FN]
*Added and deleted in the same quarter.

Deletions

 Anglo American PLC
*Anglovaal Mining Limited
 CONSOL Energy Inc.
 Compania de Minas Buenaventura SA
 Driefontein Consolidated Limited
 Randfontein Estates Limited



August 31, 1999
Mercury Gold and Mining Fund